TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses and Summary Prospectuses dated May 1, 2016

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Transamerica Partners Inflation-Protected Securities

Transamerica Partners Institutional Inflation-Protected Securities

Effective immediately, the following replaces the corresponding information in the Prospectuses and Summary Prospectuses for each of Transamerica Partners Inflation-Protected Securities and Transamerica Partners Institutional Inflation-Protected Securities (the “Funds”) relating to BlackRock Financial Management, Inc. under the section entitled “Management”. Transamerica Asset Management, Inc. continues to serve as each Fund’s investment manager.

Management:

Investment Manager: Transamerica Asset Management, Inc.

Sub-Adviser: BlackRock Financial Management, Inc. Sub-Sub-Adviser: BlackRock International, Ltd.

Portfolio Managers:

Christopher Allen, CFA	Portfolio Manager	since 2017

Martin Hegarty	Portfolio Manager	since 2010

Effective immediately, the following replaces the information in the Prospectuses relating to the Funds under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Christopher Allen, CFA	BlackRock International, Ltd.	Portfolio Manager of the fund since 2017; Portfolio Manager with BlackRock International, Ltd. since 2006; Senior Portfolio Manager; Lead Manager
Martin Hegarty	BlackRock Financial Management, Inc.	Portfolio Manager of the fund since 2010; Portfolio Manager with BlackRock Financial Management, Inc. since 2010; Managing Director; Senior Portfolio Manager; From 2003 – 2010, Bank of America Merrill Lynch, Director, Global Rates and Currency Group

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Investors Should Retain this Supplement for Future Reference

April 3, 2017